Filed Pursuant to Rule
497(e) under the
Securities Act of 1933.
Registration No.



	TRAINER WORTHAM FUNDS


Trainer Wortham First Mutual Fund
Trainer Wortham Total Return Bond Fund
Trainer Wortham California Intermediate Tax-Free Fund
Trainer Wortham Large-Cap Growth Fund

Supplement dated July 28, 2000
to Prospectus and Statement of Additional Information dated November 1, 1999


1. The information below supplements and replaces any contrary information contained in the Prospectus and Statement of Additional Information.

Shares of the Fund may also be purchased by means of "in-kind" securities transactions pursuant to which securities, rather than cash, may be accepted as payment for Fund shares if prior approval is received from the Distributor. Securities used to purchase Fund shares must be appropriate investments for the Fund, consistent with its investment objective, policies and limitations, and must have readily available market valuations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business on the day on which the securities are received in salable form. A shareholder or prospective shareholder should contact the Distributor or the Advisor at (888) 257-4450 in order to receive the necessary approval to engage in such a transaction. Affiliated persons of the Fund may not purchase shares in this manner in the absence of SEC approval.











INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.